SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: June 11, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                             A Montana Corporation

                    45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

Nasdaq Delisting
-----------------
On June 14, 2001, the Company issued a press release announcing that The Nasdaq Stock Market had determined that continued listing of Jore's common stock would no longer be warranted, effective June 18, 2001. This press release is attached as an exhibit.

Board of Directors Change
--------------------------
In the June 14, 2001 press release, attached hereto as an exhibit, Jore also announced a restructuring of it's management and Board of Directors. Effective June 11, 2001, David H. Bjornson resigned from the Company's Board of Directors and as Executive Vice President.

(C)  Exhibits

        Exhibit Number                  Description
        99                              Press Release dated June 14, 2001

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        June 19, 2001                    By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer